SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2019

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FFNW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     Appointment of New Directors

On October 18, 2019, the Board of Directors (“Board”) of First Financial Northwest, Inc. (the “Company”), appointed Mr. Ralph C. Sabin to the Board effective December 1, 2019.  Mr. Sabin is also expected to be appointed to the Boards of Directors of the Company’s financial institution subsidiary, First Financial Northwest Bank (“Bank”), and its non-financial institution subsidiary, First Financial Diversified Corporation (“FFD”) later in December 2019.  The appointment of Mr. Sabin as a Director of the Company, the Bank and FFD was at the recommendation of the Company’s Nominating and Corporate Governance Committee.  Mr. Sabin has not been appointed to serve on any of the Company’s, Bank’s or FFD’s committees.  For further information concerning Mr. Sabin’s background, reference is made to the press release dated December 3, 2019, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Mr. Sabin and any director or other executive officer of the Company, the Bank and FFD and Mr. Sabin was not appointed as a director pursuant to any arrangement or understanding with any person.  Mr. Sabin has not engaged in any transaction with the Company, the Bank or FFD that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)   On October 18, 2019, the Company amended its Bylaws to increase the number of directors from six to seven members.  A copy of the Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits

(d)          Exhibits

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

3.2                 Amended and Restated Bylaws of First Financial Northwest, Inc.
99.1                Press Release of First Financial Northwest, Inc. dated December 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: December 3, 2019	By: /s/Richard P. Jacobson
Richard P. Jacobson
Executive Vice President and Chief Financial Officer